Confidential - Property of FIRY GUIDING BELIEF THE FUTURE IS BUILT ON SYSTEMS

Confidential - Property of FIRY 2

Confidential - Property of FIRY Disclaimer The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources and is based on information available as of the date hereof. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. FIRY assumes no obligation to update any information in this Investor Presentation, except as required by law. Industry and Market Data This presentation includes information and statistics regarding market participants in the sectors in which FIRY competes and other industry data which was obtained from third-party sources, including reports by market research firms and company filings. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but FIRY will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures. FIRY believes that these non-GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by FIRY’s management to assess its performance. FIRY believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. A reconciliation of those non-GAAP measures to the nearest GAAP equivalents is included in an annex to this presentation. Forward Looking Statements This presentation also contains forward-looking statements, which may be identified by such words as “may”, “plans”, “expects”, “believes”, “anticipates” and similar expressions, or by their context. These statements, which includes statements about future projected financial results and profitability, are made on the basis of current knowledge and, by their nature, involve numerous assumptions and uncertainties. Nothing set forth herein should be regarded as a representation, warranty, or prediction that FIRY will achieve or is likely to achieve any particular future result. Various factors could cause actual future results, performance or events to differ materially from those described herein. Some of the factors that may impact future results and performance may include, without limitation, the ability of FIRY to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers that develop and update all of the games hosted on FIRY’s platform; comply with laws and regulations applicable to its business; as well as other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. No Offer This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. 3

CONFIDENTIAL PROPERTY OF FIRY JOURNEY TO TODAY Skillz Inc. founded Mobile Gaming Infancy Developer Accelerator Program First quarterly sequential increase in GMV since 2021 2012 2017 2020 2021 Q1 2026 Prior to 2012 Q1 2025 Q2 2025 Skillz Inc. rebrands to “FIRY” Acquired #1 Public Company NYSE: SKLZ Confidential - Property of FIRY 4 Acquired Skillz GMV grew 12% YoY; RZR was AEBITDA positive with 120% revenue growth YoY Q2 2026 Enter the Market 2017 Lawsuit Won; $80M Settlement Favorable Federal Jury Verdict in Litigation & 2026 Lawsuit Filed 2021 Lawsuit Filed 2024 Enters the Market Litigation continues through the legal process Lawsuit Filed $420M - $1.4B+ Potential Recovery Formerly

CONFIDENTIAL PROPERTY OF FIRY THE COMPANY THAT WAS ATTACKED FOUGHT BACK, AND WON. IS THE ONE HERE TODAY. 5Confidential - Property of FIRY

Confidential - Property of FIRY Skill-based Real Money Gaming AI-Powered Ad Tech Backend and Liveops FIRY PLATFORM IS THREE COMPLEMENTARY BUSINESSES 6 10T Monthly Auctions 90M+ Lifetime Users 4,000 Lifetime Game Developers

Confidential - Property of FIRY FIRY - SERVING GAME DEVELOPERS 7 Game Developers

Confidential - Property of FIRY FIRY - AN UNBEATABLE END-TO-END FLYWHEEL Developer Platform Real Money Gaming Ad Tech DATA CENTER Ad Inventory Marketing and UA Product Enhancement Content & Monetization Player Data Default Acquisition Engine 8

Confidential - Property of FIRY WHY FIRY, WHY NOW 9 Revenue expected to More Than Double From 2025 to 2028. 2X Increasing Cash Generation Annually. 1. Forecasted values are approximate. Illustrative Chart $130M $188M $258M $(41M) $(1M) $29M $(69M) $(7M) $(72M) (1) $104M$93M $152M Total Revenue Cash Flow From Operations 2023A 2024A 2025A 2026F (1)2027F (1)2028F

Confidential - Property of FIRY VISION FOR FIRY AI-Powered Full Stack Ad-tech Complete Lifecycle Backend Social Network for Games Acquisition & Re-Targeting Backend & CRM Marketplace DistributionPlayer Database Customer validation & learnings Additional Ad monetization infrastructure

Confidential - Property of FIRY 11

Confidential - Property of FIRY SKILLZ - THE INVENTOR OF REAL-MONEY SKILL-BASED MOBILE GAMING PLATFORM CAPABILITIES PROPRIETARY RATING & MATCHING TECHNOLOGY ISSUED PATENTS90+ 110+ PATENTS PENDING 12 BACKEND INFRASTRUCTURE IDENTITY AND PAYMENTS TOURNAMENT INFRASTRUCTURE FRAUD AND INTEGRITY PLAYER MARKETING Historically a developer platform to enable skill-based gaming

Confidential - Property of FIRY THE FUTURE - A SOCIAL NETWORK CONNECTED THROUGH GAMING 13 Community & Belonging Communication & Participation Intelligence & Personalization

Confidential - Property of FIRY 14

Confidential - Property of FIRY RZR’S NEXT GEN TECHNOLOGY STACK ▶ The Brain Scaled Gaming Signals to train on POWERS PERFORMANCE LTV prediction at impression Player acquisition at lower CPI Retention modeling at churn ◄ CHEAPER PLAYERS · HIGHER LTV · MORE TOURNAMENTS ► ▶ FEEDS THE BRAIN First Party Data Payments CONSUMER BEHAVIOR Identity

Confidential - Property of FIRY RZR - BUILT TO WIN ON EVERY SIDE OF THE ECOSYSTEM 16 AGENT-NATIVE · SINGLE-SIDED No players DASHBOARD ERA · SINGLE-SIDED Pick a side. Built for dashboards. DASHBOARD ERA · BOTH SIDES 50%+ mediation share Legacy leaders. Not built for agents. DASHBOARD ERA AGENT-NATIVE AGENT-NATIVE · BOTH SIDES Both sides + agent-native ◀ SINGLE-SIDED BOTH SIDES ▶

Confidential - Property of FIRY 1717

Confidential - Property of FIRY CONFIDENTIAL PROPERTY OF FIRY ≈ LiveOps Portal Live Services SDK Serverless Game Backend BEAMABLE - STRATEGIC RATIONALE FOR THE 2026 ACQUISITION 200+ Lifetime Studios The Three Products Platform Features Player CRM Analytics Live Events Identity 18

Confidential - Property of FIRY CONFIDENTIAL PROPERTY OF FIRY BEAMABLE - HOW THE PLATFORM WILL FIT TOGETHER 19 CRM: Agentic LiveOps for Modern Games

Confidential - Property of FIRY 20 FIRY HAS ALREADY CREATED A MULTI-BILLION DOLLAR CATEGORY, SURVIVED ATTACK, QUIETLY REBUILT, AND IS NOW EMERGING TO BUILD A 100-YEAR COMPANY.

Confidential - Property of FIRY Experienced, Founder-Led Management Team 21 Supporting Financials & Information FIRY- Turnaround Through Financial Discipline 2 Skillz: Segment Level Overview4 RZR - Segment Level Overview5 6 Skillz Platform Inc. V. Papaya Gaming, Ltd 3 Unit Economics by Business1 Adjusted EBITDA Reconciliation 7

Appendix - Supporting Financials & Information 22Confidential - Property of FIRY

Confidential - Property of FIRY UNIT ECONOMICS BY BUSINESS Indexed Gross Revenue Indexed Publisher Fees Indexed Net Revenue¹ Media Margin¹ 100 65% of GR 65 35 35% of GR Publisher Inventory Programmatic Buying Engine Data & Optimization Media Cost / Exchange Rebates Goal: UA & Retargeting Advertiser’s Budget 50 Indexed Entry Fee 50 Indexed Entry Fee 100 82% of GMV 16 Indexed Gross Marketplace Volume Indexed Revenue Take-rate 2% of GMV 82Indexed Prizes 2 Indexed Incentives & Dev Profit Share 16% of GMV Real Money Gaming Advertising Technology Indexed Unit Economics FY 2025Indexed Unit Economics FY 2025 23

Confidential - Property of FIRY Margin: 87% 86% 82% 88% $22 Q1'24 $22 Q2'24 $21 Q3'24 Q4'24 Q1'25 $22 Q2'25 Q3'25 $27 86% 86% 87% 88% 88% $14 $19 $24 Q4'25 Q1'2 6 FIRY - TURNAROUND THROUGH FINANCIAL DISCIPLINE Q1'26 $26 Gross margins remained consistently strong at 82%–88%, reflecting a materially leaner and more efficient operating model. Gross Profit and Margin⁽¹⁾ 24 Notes: 1. Gross margin is calculated as gross profit divided by revenue. Gross profit reflects revenue less cost of revenue, Dollars in millions; Rounding may cause variances

Confidential - Property of FIRY Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 ($18) ($10) ($10) ($3) ($14) ($10) ($7) ($17) ($5) ($4) ($12) ($8) ($4) ($18) ($13) ($6) ($11) ($10)($3) ($12) ($7) ($7) ($7) ($6) ($17) ($2) ($13) Adj. EBITDA (Excl. Litigation Expense) Litigation expenses Adjusted EBITDA improved from approximately ($188M) in 2021 to a ($46M) LTM loss, with annual expenses reduced to roughly 1/4 of peak levels. FIRY: TURNAROUND THROUGH FINANCIAL DISCIPLINE (CONTD.) 25 Note: Dollars in millions; Adjusted EBITDA excluding litigation expense adds back litigation expense to reported Adjusted EBITDA; Rounding may cause variances.

Confidential - Property of FIRY FIRY: TURNAROUND THROUGH FINANCIAL DISCIPLINE (CONTD.) Q1’26 revenue reached $29M, up 33% YoY, while LTM revenue grew to $112M, up 25%, despite a 4% decline in sales & marketing spend. YoY Growth ~0% Skillz RZR +11% +70% +33% 26 Q1’26 $29 Q4’25 $30 $25 Q2’25 $22 Q1’25 Q3’25 $27 $18 Q4’24 $25 Q3’24 $25 Q2’24 $25 Q1’24 Note: Dollars in millions; Rounding may cause variances

CONFIDENTIAL PROPERTY OF FIRY SKILLZ PLATFORM INC. V. PAPAYA GAMING, LTD $420M $719M $652M POST-TRIAL ENHANCED DISGORGEMENT SOUGHT BY SKILLZ JURY RECOMMENDATION PROFIT-BASED DISGORGEMENT JURY RECOMMENDATION COST-SAVINGS-BASED DISGORGEMENT ACTUAL DAMAGES AWARDED $1.4B $4.7B IN ADVERTISED PRIZES NOT PAID TO REAL PEOPLE 27 Potential Recovery

Confidential - Property of FIRY SKILLZ: SEGMENT LEVEL OVERVIEW Revenue (LTM)1 $80.5M Growth3 +4% Revenue (LQA)1 $78.6M Growth3 +2% AEBITDA (LTM)1,2 $(2.8)M Growth3 +65% AEBITDA (LQA)1,2 $(0.9)M Growth3 +89% Source: Company provided materials, company filings and company website. 1. As of 3/31/2026 and represents unaudited financials; Dollars in millions; Skillz excludes Beamable impact 2. Represents segment level Adj. EBITDA and excludes corporate expenses which were $30.6 million in the LTM period, and litigation expense, which was $16.2 million in the LTM period. As part of rebrand, Company will report these corporate costs as a separate segment. 3. LTM growth rates are based on LTM Q1'26 compared to LTM Q1'25. LQA growth rates are based on LQA Q1'26 compared to LTM Q1'25. Real Money Gaming Receive a take rate on total gross marketplace value (GMV or entry fees paid by users) after prize payouts and developer share Revenue Model Competitors 28

FIRY

RZR - SEGMENT LEVEL OVERVIEW

Advertising Technology

RZR

Revenue Model

Receive a fee for successfully bidding on digital ad inventory and placing ads on behalf of mobile gaming clients

Competitors

liftoff unity APPLOVIN

Metric	Value	Growth[3]
Revenue (LTM)[1]	$32.1M	+157%
Revenue (LQA)[1]	$39.0M	+212%
AEBITDA (LTM)[1,2]	$4.5M	+167%
AEBITDA (LQA)[1,2]	$8.1M	+222%

Source: Company provided materials, company filings and company website.
1. As of 3/31/2026 and represents unaudited financials; Dollars in millions; Gross revenue excludes Eliminations; AEBITDA is excluding Eliminations
2. Represents segment level Adj. EBITDA and excludes corporate expenses which were $30.6 million in the LTM period, and litigation expense, which was $16.2 million in the LTM period. As part of rebrand, Company will report these corporate costs as a separate segment.
3. LTM growth rates are based on LTM Q1'26 compared to LTM Q1'25. LQA growth rates are based on LQA Q1'26 compared to LTM Q1'25.

Confidential - Property of FIRY

29

LARGE MOBILE GAMING & PERFORMANCE ADVERTISING MARKET


~$450B+
FIRY's TAM
Mobile Performance Advertising
Global Programmatic Ad Spend(1)
13%
YoY Growth
$435B+(1)
Skill Based Gaming
North America Skill Based Gaming(2)
11%
CAGR
~$15B(2)

1. 2026 Global programmatic ad spend per eMarketer.
2. 2026 North American TAM per Fortune Business Insights. Skill gaming market. 11% CAGR represents 2026 – 2034 global growth.

Confidential - Property of FIRY

FIRY

EXPERIENCED, FOUNDER-LED MANAGEMENT TEAM

Andrew Paradise | Founder & CEO

- Exits in AdTech / Payments
- Serial entrepreneur
- 90+ patents

AisleBuyer Founder · INTUIT

Aman Sareen | CEO, RZR

- CTV monetization pioneer
- Programmatic ads leader
- Successful strategic exit

LG Ad Solutions · SINCLAIR BROADCAST GROUP

Gaurav Verma | General Manager, Skillz

- Scaled gaming franchise
- Operational growth leader
- Built subscription engine

games 24x7 · Jio saavn

Gaetano Franceschi
Outgoing Chief Financial Officer[1]

Select Experience: Amazon games · citi · COMPASS

R. Alex Walsh
Incoming Chief Financial Officer[2]

Select Experience: LEGO · P&G · ARISTOCRAT GAMING

Todd Valli
Chief Accounting Officer

Select Experience: EVERI · Affinity Gaming · Bally

Nicole Singleton
Chief HR Officer

Select Experience: GROUPON · Zappos.com Head Of HR

1. Gaetano Franceschi is set to continue as CFO until July 13, 2026, per 8-K filed on 3/23/2026.
2. R. Alex Walsh is the incoming CFO, effective July 13, 2026.

Confidential - Property of FIRY

FIRY

Adjusted EBITDA Reconciliation

($ in M)	FY2024				FY2025				LTM Ended Mar-26				Q1 2026			
	Skillz	RZR	Corporate	Consol	Skillz	RZR	Corporate	Consol	Skillz	RZR	Corporate	Consol	Skillz	RZR	Corporate	Consol
Net loss	**($12)**	**($8)**	**($27)**	**($47)**	**($6)**	**$2**	**($66)**	**($70)**	**($3)**	**$5**	**($66)**	**($64)**	**($1)**	**$2**	**($12)**	**($11)**
1 Interest expense (income), net	-	(0)	(0)	**($0)**	-	(0)	6	**$6**	-	(0)	7	**$7**	-	(0)	2	**$2**
2 Stock-based compensation	7	0	23	**$30**	4	0	15	**$20**	3	0	13	**$17**	0	0	2	**$3**
3 Depreciation and amortization	1	0	1	**$2**	1	0	1	**$1**	1	0	1	**$2**	0	0	0	**$1**
4 Provision (benefit) for income	-	0	(0)	**$0**	-	(1)	1	**$0**	-	(1)	1	**$0**	-	0	0	**$0**
5 Gain from litigation settlement	-	-	(46)	**($46)**	-	-	(8)	**($8)**	-	-	(8)	**($8)**	-	-	(8)	**($8)**
6 Other (income) expense, net	-	0	0	**$1**	-	0	0	**$1**	-	(0)	0	**($0)**	-	(0)	0	**($0)**
Adjusted EBITDA	**($3)**	**($8)**	**($50)**	**($61)**	**($2)**	**$2**	**($50)**	**($50)**	**$1**	**$5**	**($52)**	**($46)**	**$0**	**$2**	**($15)**	**($13)**
7 Litigation expense	-	-	13	**$13**	-	-	16	**$16**	-	-	16	**$16**	-	-	**$6**	**$6**
Adjusted EBITDA (excl. Litigation expense)	**($3)**	**($8)**	**($37)**	**($48)**	**($2)**	**$2**	**($34)**	**($34)**	**$1**	**$5**	**($35)**	**($30)**	**$0**	**$2**	**($9)**	**($7)**
8 Segment allocations	(4)	(0)	5	**$1**	(5)	(0)	5	**$0**	(5)	(0)	5	**$0**	(1)	0	1	**$0**
9 Eliminations	0	(1)	0	**($1)**	0	(0)	0	**($0)**	0	(0)	0	**($0)**	0	(0)	0	**($0)**
Adjusted EBITDA (excl. Litigation expense), net	**($8)**	**($8)**	**($32)**	**($48)**	**($6)**	**$1**	**($29)**	**($34)**	**($4)**	**$4**	**($30)**	**($30)**	**($1)**	**$2**	**($8)**	**($7)**

Note: Rounding may cause variances

Key Definitions

1. Interest expense (income), net: Net interest on existing indebtedness offset by interest income on cash balances
2. Stock-based compensation: Non-cash expense from equity compensation granted to employees and directors
3. Depreciation and amortization: Non-cash charges primarily related to capitalized internal-use software and platform infrastructure
4. Provision (benefit) for income taxes: Income tax expense recorded for the period, including both current and deferred taxes
5. Gain from litigation settlement: Non-recurring income from AviaGames settlement
6. Other (income) expense, net: Residual non-operating items (e.g., warrant fair value changes, FX, insurance recoveries)
7. Litigation expense: Discrete legal costs associated with major cases (e.g., AviaGames, Papaya, Tether)
8. Segment allocations: Costs reclassified to present segment results on a consistent allocation basis; no impact on consolidated Adjusted EBITDA
9. Eliminations: Intercompany balances and transactions eliminated in consolidation; no impact on consolidated Adjusted EBITDA

Confidential - Property of FIRY

FIRY

Quarterly Adjusted EBITDA Reconciliation

	($ in M)	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26
	Net loss	**($27)**	**26**	**($21)**	**($25)**	**($17)**	**($18)**	**($17)**	**($18)**	**($11)**
1	Interest expense / (income), net	(0)	(0)	(0)	0	1	1	2	2	2
2	Stock-based compensation	9	7	7	7	6	4	4	5	3
3	Depreciation and amortization	0	0	0	1	0	0	0	1	1
4	Provision / (benefit) for income taxes	-	0	-	(0)	-	-	-	-	0
5	Gain from litigation settlement	-	(46)	-	-	(8)	-	-	-	(8)
6	Other expense / (income), net	(0)	(0)	0	1	1	1	(0)	(0)	(0)
	Adjusted EBITDA	**($18)**	**($13)**	**($14)**	**($17)**	**($17)**	**($11)**	**($12)**	**($10)**	**($13)**
7	Litigation expense	-	3	4	7	6	5	4	2	6
	Adjusted EBITDA (excl. Litigation expense)	**($18)**	**($10)**	**($10)**	**($10)**	**($12)**	**($7)**	**($7)**	**($8)**	**($7)**

Note: Rounding may cause variances

Key Definitions

1. Interest expense (income), net: Net interest on existing indebtedness offset by interest income on cash balances
2. Stock-based compensation: Non-cash expense from equity compensation granted to employees and directors
3. Depreciation and amortization: Non-cash charges primarily related to capitalized internal-use software and platform infrastructure
4. Provision (benefit) for income taxes: Income tax expense recorded for the period, including both current and deferred taxes
5. Gain from litigation settlement: Non-recurring income from AviaGames settlement
6. Other (income) expense, net: Residual non-operating items (e.g., warrant fair value changes, FX, insurance recoveries)
7. Litigation expense: Discrete legal costs associated with major cases (e.g., AviaGames, Papaya, Tether)

Note: Dollars in millions; Adjusted EBITDA excluding litigation expense adds back litigation expense to reported Adjusted EBITDA; Rounding may cause variances.

Confidential - Property of FIRY

33

Confidential - Property of FIRY